Partners Variable Annuity SeriesSM	Transamerica PrincipiumSM II Variable Annuity

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Rate Sheet Supplement dated August 18, 2020

(for Applications signed on or after September 1, 2020)

to the

Prospectus dated May 1, 2019

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the rider fee, growth and withdrawal percentages that we are offering for the Retirement Income Max® rider as described in the Retirement Income Max® Rider Fees, Retirement Income Max® – Base Benefit – Withdrawal Percentage and the Retirement Income Max® – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with the above effective prospectuses, as amended.

The amounts listed below apply for applications signed between September 1, 2020 and November 30, 2020. The rider fee, growth and withdrawal percentages may be different than those listed below for applications signed after November 30, 2020. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

RIDER FEE

Single	Joint
1.50%	1.60%

GROWTH PERCENTAGE

5.00%

SINGLE LIFE WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*
0-58	0.00%
59-64	3.75%
65-80	5.00%
≥ 81	5.50%

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.

JOINT LIFE WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Joint Life Option*
0-58	0.00%
59-64	3.25%
65-80	4.50%
≥ 81	5.00%

* The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the rider fee, growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days after the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Financial Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Partners Variable Annuity Series	333-185574	Transamerica PrincipiumSM II Variable Annuity	333-187918

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.

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